Exhibit 10.36

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT No. 2 TO MASTER DISTRIBUTION AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Master Distribution Agreement is made effective as of December 1, 2017 (the “Effective Date”) and amends that certain Master Distribution Agreement (the “Agreement”) executed by Admiral Petroleum Company (“Admiral”) and Core-Mark International, Inc.(“Core-Mark”) with an effective date of October 1, 2016 (as amended, the “Agreement”).

AMENDMENT

Now therefore, in consideration of the covenants and promises in the Agreement and in this Amendment, the sufficiency and adequacy of which is agreed to and acknowledged, the parties hereto agree to amend the following specific terms of the Agreement as set forth herein. All other terms and conditions and provisions of the Agreement shall continue in full force and effect.

1.

[***] shall be paid before November 15, 2017 and shall be fully-earned as of the date this Amendment is executed by both parties. Such amount is being paid without consideration to the extension of the Agreement.

2.

Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows: “The initial term of this Agreement is for a [***]-year period commencing on January 1, 2016 and ending [***]; provided, however, that this Agreement shall renew automatically for a successive one year period unless one of the parties provides notice of termination to the other party at least 30 days prior to expiration of the initial term, or any renewal term thereof. During the term of this Agreement, in addition to its rights to terminate for breach, Customer may cancel this Agreement [***] in the event of performance issues by Supplier or in the event Supplier’s all-in pricing (which includes rebates and incentives) is not the same or lower than Supplier’s competitors. The initial term and any renewal terms provided for in this Paragraph 1 are referred to herein as the ‘Term.’” [***] shall be paid by Core-Mark to Admiral before November 15, 2017 for the extension of the Term of the Agreement to a new Term ending date of [***]. In the event that, for whatever reason, payment is made pursuant to this paragraph, and either party ends the Agreement prior to the full term of this Agreement, other than as a result of a breach by Supplier, Customer shall repay within fifteen (15) days of termination the prorated portion of [***] per month for that period of time (if any) for which payment was made and services not rendered

3.

Effective January 1, 2020 all Admiral locations will receive a new Annual Marketing Allowance that is performance based as outlined in Exhibit “AA” which will (for periods after December 31, 2019) replace the current Annual Marketing Allowance of [***] per store paid quarterly at a rate of [***]. The current allowance will remain in effect until December 31, 2019 (and shall apply for the quarter ending December 31, 2019). The new Annual Marketing Allowance will be performance-based profit sharing based on the actual performance for the quarter in which the Annual Marketing Allowance is paid supported by provided data. In no event shall the new Annual Marketing Allowance be less than [***] per store per quarter (shown as [***] per store per week on Exhibit “AA”) or greater than [***] per store per quarter (shown as [***] per store per week on Exhibit “AA”).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

4.

Assignment The Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party, which consent shall not be reasonably withheld or delayed. However, the Agreement will be assigned to any entity acquiring all or substantially all of the business or assets of either party, including all or substantially all of the stores subject to this Agreement, provided however that any acquiring party of Admiral has been approved in advance to be credit worthy as determined by Core-Mark in its sole and reasonable discretion.

Authority to Sign:

Each of the individuals signing this Agreement on behalf of Admiral and Core-Mark represents and warrants to the other party that they have full authority to do so and that this Amendment legally binds the respective parties.

[signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date and year first written above.

Admiral Petroleum Company	CORE-MARK International

_/s/ Arie Kotler	/s/ Chandler Beck
(Signature)	(Signature)

CEO	VP of Sales
(Title)	(Title)

12/05/17	12/8/17
(Date)	(Date)

/s/ Chris Giacobone
(Signature)

COO
(Title)

12/5/17
(Date)